Exhibit 23

                             [BDO SEIDMAN LETTERHEAD




                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in Registration Statements No. 2-77747 and No. 33-43042 of Speizman Industries, Inc. on Form S-8 of our report dated August 29, 2000, appearing in this Annual Report on Form 10-K of Speizman Industries, Inc. for the year ended July 1, 2000.



Charlotte, North Carolina                              BDO Seidman, LLP
September 26, 2000